Private Placement Units	Feb. 05, 2021
Equity [Abstract]
Private Placement Units
NOTE 5. PRIVATE PLACEMENT UNITS
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 777,500 Private Units at a price of $10.00 per Private Unit (including 50,000 Private Units purchased in connection with the exercise of the underwriter’s over-allotment option). Each Private Unit is identical to the Public Units sold in the Initial Public Offering, except as described in Note 7. A portion of the proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account.
There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Founder Shares or the Private Shares, and the Private Warrants will expire worthless if the Company does not consummate a Business Combination within 24 months.